Exhibit 2.1

DATED FEBRUARY 25, 2016

AMENDMENT TO SHARE PURCHASE AGREEMENT

AMONGST

VIRTUSA CONSULTING SERVICES PRIVATE LIMITED

AND

THE PROMOTER SELLERS SET OUT IN PART A OF SCHEDULE I

AND

THE INVESTOR SELLER SET OUT IN PART A OF SCHEDULE II

AND

OTHER SELLERS SET OUT IN PART B OF SCHEDULE II

AND

THE COMPANY

AMENDMENT TO SHARE PURCHASE AGREEMENT

This amendment agreement to the Share Purchase Agreement dated November 5, 2015 (the “SPA” and the amendment agreement, the “Agreement”) is executed on this the 25th day of February 2016 (“Execution Date”) by and amongst:

1.                                      VIRTUSA CONSULTING SERVICES PRIVATE LIMITED, a company incorporated under the Companies Act, 1956, bearing corporate identification number U93000TG2008FTC057988 and having its registered office at Survey No. 115/Part, Plot No.10, Nanakramguda Village, Serilingampally 500 008, Telangana, India (hereinafter referred to as the “Acquirer” which expression shall unless repugnant to the context or meaning thereof include its successors, permitted assigns) of the FIRST PART;

2.                                      PROMOTERS SET OUT IN PART A OF SCHEDULE I (hereinafter referred to as “Promoter Sellers”, which expression shall unless repugnant to the context or meaning thereof include their heirs and successors in interest) of the SECOND PART;

3.                                      THE INVESTOR SET OUT IN PART A OF SCHEDULE II (hereinafter referred to as the “Investor Seller”, which expression shall unless repugnant to the context or meaning thereof include its successors in interest) of the THIRD PART;

4.                                      OTHER INVESTORS SET OUT IN PART B OF SCHEDULE II (hereinafter referred to as “Other Sellers”, which expression shall unless repugnant to the context or meaning thereof include their successors in interest) of the FOURTH PART;

AND

5.                                      POLARIS CONSULTING & SERVICES LTD, a company incorporated under the Companies Act, 1956, bearing corporate identification number L65993TN1993PLC024142 and having its registered office at Polaris House, 244 Anna Salai, Chennai 600006 (hereinafter referred to as “Company”, which expression shall unless repugnant to the context or meaning thereof include its successors and permitted assigns) of the FIFTH PART.

Each of the Promoter Sellers, Investor Seller and Other Sellers is hereinafter referred to individually as a “Seller” and collectively, as the “Sellers”.

Each of the Acquirer, the Sellers and the Company is hereinafter referred to individually as a “Party” and collectively, as the “Parties”.

WHEREAS

A.                                    The Parties have entered into the SPA under the terms of which each of the Promoter Sellers, the Investor Seller and the Other Sellers have agreed to sell a total of 53,133,127 Equity Shares to the Acquirer, subject to and in accordance with the terms of the SPA.

B.                                    The Parties have, based upon mutual discussions and negotiations among themselves, decided to effect certain amendments to the terms of the SPA, which inter alia seek to record the manner in which the Sale Shares shall be purchased by the Acquirer and sold by each of the Promoter Sellers, the Investor Seller and the Other Sellers.

C.                                    The Parties now wish to formalize the aforementioned amendments by executing this Agreement.

THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.                                      AMENDMENTS

The following amendments shall be made to the SPA, and shall be effective from the Execution Date onwards:

1.1.                            After Clause 8.3(i) of the SPA, the following clauses shall be incorporated:

(ia)                             Notwithstanding the contents of the prefatory sentence of Clause 8.3(a) but subject to the provisos thereunder, (A) the Promoter Sellers as named in Schedule IA (the “Eligible Promoter Sellers”); (B) the Investor Seller as named in Schedule II; and (C) the Other Sellers as named in Schedule IIIA (the “Eligible Other Sellers”), along with the Acquirer shall on or before March 2, 2016 but not exceeding a maximum of two (2) trading days, , to sell the sale of their respective Sale Shares and accordingly the Acquirer shall also undertake all actions on a reasonable best effort basis to complete acquisition of the Sale Shares by way of a Block Deal on the floor of the BSE in accordance with Applicable Laws.

For the purposes of this Agreement, a “Block Deal” shall mean a single trade, with a minimum quantity of 500,000 shares or minimum value of INR 50,000,000 (Rupees fifty million) executed through a single transaction on a separate window of the BSE effected in accordance with the rules and regulations of the BSE.

For the limited purpose of Clauses 8.3 (ia), (ib), (ic), (id), (ie), (if) and (ig), the Eligible Promoter Sellers, Investor Seller and Eligible Other Sellers, shall collectively be referred to as the “Block Deal Sellers”, and each as a “Block Deal Seller”.

(ib)                             It is agreed and acknowledged by the Parties that the Acquirer shall not, nor shall the Block Deal Sellers require the Acquirer to, under any circumstance, acquire any Sale Share at a price higher than INR 220.73 (Indian Rupees Two Hundred and Twenty and Seventy Three Paise) per Sale Share, whether through the Block Deal or otherwise.

(ic)          Subject to (ib) above, the Parties hereby agree that in the event that the ruling market price of the Company prevailing on or before March 2, 2016 (“Block Deal Trade Date”) permits the undertaking of a Block Deal in accordance with Applicable Law, each Block Deal Seller and the Acquirer shall, on a reasonable best efforts basis, proceed to place the order(s) on the Block Deal window of the BSE for the sale and purchase of such number of Sale Shares held by such Block Deal Seller as may be pre-agreed in writing amongst the Block Deal Sellers and the Acquirer and subject to compliance of the terms herein, including, without limitation, that in no event shall the price per Sale Share exceed INR 220.73 [(when factoring in the transactional expenses to be paid by the Block Deal Sellers)].

(id)          The Parties agree that irrespective of whether the Block Deal Sellers are able to execute the Block Deal(s) on such Block Deal Trade Date, in part or in whole, for any reason whatsoever, to the extent that any Block Deal Sellers did not sell all of their Sales Shares via such Block Deal, such Block Deal Sellers shall mandatorily and without any delay, proceed to transfer all of their remaining Sale Shares, if any, by way of an off-market transaction at a price of INR 220.73 (Indian Rupees Two Hundred and Twenty and Seventy Three Paise) on such Block Deal Trade Date.

(ie)          Notwithstanding anything contained in sub-clauses (ia), (ib), (ic) and (id), in the event that the ruling market price on the Block Deal Trade Date does not permit the Block Deal Sellers and the Acquirer to undertake a Block Deal on the Block Deal Trade Date, for despite each of the Parties making reasonable best efforts to execute the Block Deal, or in the event that for any reason any of the Block Deal Sellers elect not to complete a Block Deal trade of all of the Block Deal Sales Shares, such Block Deal Sellers shall, mandatorily and without any delay, proceed to complete the sale of all of the remaining Sale Shares held by such Block Deal Sellers by way of an off-market transaction at a price of INR 220.73 (Indian Rupees Two Hundred and Twenty and Seventy Three Paise) in accordance with the provisions of Clause 8.3(i) herein above on such Block Deal Trade Date.

(if)          It is agreed that the price paid by the Acquirer shall be reduced by all incremental charges, being charges, fees, brokerage costs etc. associated with undertaking a Block Deal as against an off market trade. Consequently, the final execution price of Block Deal trade will be accordingly calculated and agreed (and reduced) amongst the Block Deal Sellers and the Acquirer prior to the execution of the Block Deal order(s) to reflect Block Deal Seller’s expenses herein, subject always to the fact that the all inclusive acquisition price per Sale Share shall not exceed INR 220.73 (Indian Rupees Two Hundred and Twenty and Seventy Three Paise). All charges and fees in excess of the all-inclusive price of INR 220.73 shall be borne solely by the Block Deal Sellers, provided that the amount reduced from the original acquisition price towards the Block Trade Charges shall not exceed, in respect of each Block Deal Seller, 0.30% of the aggregate consideration payable to such Block Deal Seller in consideration for the transfer of the Sale Shares held by such Block Deal Seller

(ig)          If, and only if, the Acquirer, pursuant to the timely satisfaction of all the Acquirer’s Conditions Precedent, deposits in the Open Offer Escrow Account cash of an amount equal to 100% of the consideration payable under the Open Offer (assuming full acceptance of the Open Offer) prior to 1600 hours Indian Standard Time on February 29, 2016 and Acquirer has received all liquid funds from its lending facility to enable the Acquirer to consummate a Block Deal by such time and date, the Acquirer shall notify the Block Deal Sellers of the same in writing not later than 1800 hours Indian Standard Time on such date.

Upon the receipt of the said notification, the Block Deal Sellers shall have the option, but not the obligation to proceed to complete the sale of Sale Shares in accordance with Regulation 22(2) of the SEBI (SAST) Regulations, and undertake a Block Deal trade on March 1, 2016, provided that all or some of the Block Deal Sellers convey to the Acquirer their intention and willingness to complete the sale of Sale Shares, in writing, no later than 0600 hours Indian Standard Time on March 1, 2016.

In the event of the Block Deal Sellers and the Acquirer proceed to undertake or execute a Block Deal trade on March 1, 2016, the conditions contained in sub-clauses (ia), (ib), (ic), (id), (ie) and (if) shall mutatis mutandis apply to the Block Deal trades on March 1, 2016 in the same manner as it would have applied had the Block Deal trades occurred on March 2, 2016, and all references in these sub-clauses to the term “Block Deal Trade Date” shall be deemed to be references to March 1, 2016.

For avoidance of doubt it is clarified that the Acquirer is undertaking to comply with the various rules and regulations governing acquisition of Sale Shares through a Block Deal Trade on a reasonable best effort basis and therefore, all Parties are aware and confirm that the Acquirer shall not be in breach of any of its obligations or covenants under the SPA or this Agreement in the event that the Parties are unable to undertake a Block Deal trade at the end of trading session on March March 1, 2016 or March 2, 2016 after making all reasonable commercial efforts and undertaking all reasonable commercial actions as agreed under this Agreement as permitted by Applicable Law for any reason whatsoever, nor shall the Acquirer be liable for any costs or liabilities of Block Deal Sellers suffered if any. It is further clarified that in the event that the Block Deal Sellers transfer one or more Sale Share(s) to the Acquirer either on March 1, 2016 or on March 2, 2016 via the Block Deal, then, to the extent any Sales Shares held by such Block Deal Sellers are not sold to the Acquirer via the Block Deal trade, all of the remaining Sale Shares held by such Block Deal Sellers shall be sold forthwith at the end of trading session on March 2, 2016 via an off the market transaction at a price of INR 220.73 (Indian Rupees Two Hundred and Twenty and Seventy Three Paise) in accordance with the provisions of Clause 8.3(i) herein above. If due to event beyond the reasonable control of Acquirers, including without limitation,  acts of God, acts of war, terrorist activities, act of nature, acts of the public enemy, embargoes, insurrection, riot, or the intervention of any government authority, floods, fires, loss of electricity or other utilities, if the Parties are unable to complete the Closing as contemplated above under this Agreement at the end of business day on March 2, 2016, all Parties to the Agreement undertake, confirm and shall ensure that the Closing occurs on an off market trade on March 3, 2016 and there shall be no delay in this regard by any party

For the avoidance of doubt, all Sellers under the SPA who are not Block Deal Sellers shall sell all of their Sale Shares via an off the market transaction at a price of INR 220.73 (Indian Rupees Two Hundred and Twenty and Seventy Three Paise) on the date that any Block Deal Sellers sell any Sale Shares, whether through a Block Deal or an off the market transaction, under the terms herein.

2.                                      It is agreed between the Parties that this Agreement forms an integral part of the SPA, and shall at all times be read and construed in conjunction with the terms of the SPA. The provisions of the SPA which are amended by this Agreement shall, from the Execution Date onwards, be deemed to be completely superseded by the relevant amendment clause stated under clause 1 above.

3.                                      All clauses of the SPA which are not specifically amended by the terms of this Agreement shall continue to operate on an uninterrupted basis, without any change therein, and shall remain in full force and effect. To the extent of any conflict in the SPA and this Amendment, the Amendment shall control.

4.                                      This Agreement shall automatically terminate in the event that the SPA terminates, and simultaneously with the termination of the SPA. Till such time that the SPA subsists and is operative, this Agreement shall subsist and operate in conjunction with the SPA.

5.                                      All capitalized terms used but not defined herein shall bear the same meanings as attributed to them under the SPA.

6.                                      MISCELLANEOUS

6.1                               Costs

(i)                                     All costs incurred by either Party in executing this Agreement shall be borne by the respective Parties.

(ii)           All Taxes or other government charges assessed against or otherwise payable by any Party relating to the transactions contemplated by this Agreement (except as otherwise expressly provided herein) shall be the exclusive responsibility of and shall be borne by such Party.

(iii)          The stamp duty payable on this Agreement shall be borne by Acquirer.

6.2                               Confidentiality

The obligations of confidentiality set out under the SPA shall apply mutatis mutandis to this Agreement.

6.3                               Counterparts

This Agreement may be executed in any number of originals or counterparts, each in the like form and all of which when taken together shall constitute one and the same document, and any Party may execute this Agreement by signing any one or more of such originals or counterparts. Delivery of an executed signature page of a counterpart of this Agreement by facsimile transmission or in Adobe TM Portable Document Format (PDF) sent by electronic mail shall take effect as delivery of an executed counterpart of this Agreement. If either method is adopted, without prejudice to the validity of this Agreement, each Party shall provide the others with the entire Agreement in original along with such signature as soon as reasonably practicable thereafter.

6.4                               Specific Performance and Damages

Each Party acknowledges and agrees that the breach of this Agreement would cause irreparable damage to the other Parties and that the other Parties may not have an adequate remedy at Applicable Law. Therefore, the obligations of each Party under this Agreement shall be enforceable by a decree of specific performance issued, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any Party may have under this Agreement or otherwise.

IN WITNESS WHEREOF, the Parties have entered into this Agreement the day and year first above written.

THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

Signed and Delivered for and on behalf of Polaris Consulting & Services Limited

Signature:	/s/Arun Jain

Name: Arun Jain

Designation: Director

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUST AND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Arun Jain

Signature:	/s/Arun Jain

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Arun Jain (for and on behalf of the Arun Jain Hindu Undivided Family)

Signature:	/s/Arun Jain

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Ms. Aarushi Jain

Signature:	/s/Aarushi Jain

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Ms. Manju Jain

Signature:	/s/Manju Jain

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Ms. Manju Verma

Signature:	/s/Manju Verma

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Naveen Kumar

Signature:	/s/Naveen Kumar

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Ms. Neeta Mathur

Signature:	/s/Neeta Mathur

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Ms. Nita Jain

Signature:	/s/Nita Jain

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered for and on behalf of Polaris Banyan Holdings Private Limited

Signature:	/s/Arun Jain

Name: Arun Jain

Designation: Director

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Shashi Gupta

Signature:	/s/Shashi Gupta

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Ms. Suman Mathur

Signature:	/s/Suman Mathur

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Uday Jain

Signature:	/s/Uday Jain

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Ms. Uma Gupta

Signature:	/s/Uma Gupta

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Yogesh Andlay

Signature:	/s/Yogesh Andlay

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered for and on behalf of Orbitech Private Limited

Signature:	/s/Rama Sivaraman

Name: Rama Sivaraman

Designation:

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Rakesh Radheshyam Jhunjhunwala

Signature:	/s/Rakesh Radheshyam Jhunjhunwala

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Arun Sekhar Aran

Signature:	/s/Arun Sekhar Aran

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Orbitech Employees Welfare Trust

Signature:	/s/Rama Sivaraman

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUST AND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Mr. Amit Goela

Signature:	/s/Mr. Amit Goela

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered by Konark Trust

Signature:	/s/Rama Sivaraman

Date: February 25, 2016

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

Signed and Delivered for and on behalf of Virtusa Consulting Services Private Limited

Signature:	/s/Satish Sureddi

Date: February 25, 2016

Name: Satish Sureddi

Designation: Director

SIGNATURE PAGE OF THE AMENDMENT TO SHARE PURCHASE AGREEMENT EXECUTED ON FEBRUARY 25, 2016 BY AND AMONG VIRTUSA CONSULTING SERVICES PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, POLARIS BANYAN HOLDING PRIVATE LIMITED (FORMERLY KNOWN AS POLARIS HOLDINGS PRIVATE LIMITED) DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015, ARUN JAIN, YOGESH ANDLAY, MANJU JAIN, ARUN JAIN (HUF), UDAY JAIN, AARUSHI JAIN, MEENA AGARWAL, SHASHI GUPTA, NAVEEN KUMAR, NEETA MATHUR, NITA JAIN, MANJU VERMA, UMA GUPTA, SUMAN MATHUR, ORBITECH PRIVATE LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 3RD NOVEMBER, 2015, RAKESH RADHESHYAM JHUNJHUNWALA, ARUN SEKHAR ARAN, AMIT GOELA, KONARK TRUST, ORBITECH EMPLOYEES WELFARE TRUSTAND POLARIS CONSULTING & SERVICES LIMITED DULY AUTHORISED BY ITS BOARD RESOLUTION DATED 5TH NOVEMBER, 2015.

SCHEDULE I

PROMOTER SELLERS

Sr.No	Name of the Shareholder
1	Polaris Banyan Holding Private Limited (Formerly Known As Polaris Holdings Private Limited)
2	Arun Jain
3	Yogesh Andlay
4	Manju Jain
5	Arun Jain (Huf)
6	Uday Jain
7	Aarushi Jain
8	Meena Agarwal
9	Shashi Gupta
10	Naveen Kumar
11	Neeta Mathur
12	Nita Jain
13	Manju Verma
14	Uma Gupta
15	Suman Mathur

SCHEDULE IA

ELIGIBLE PROMOTER SELLERS

Sr.No	Name of the Shareholder
1	Polaris Banyan Holding Private Limited (Formerly Known As Polaris Holdings Private Limited)
2	Arun Jain
3	Yogesh Andlay
4	Manju Jain
5	Arun Jain (Huf)
6	Uday Jain

SCHEDULE II

INVESTOR SELLER

Orbitech Private Limited

SCHEDULE III

OTHER SELLERS

S.No.	Name of Other Sellers
1.	Rakesh Radheshyam Jhunjhunwala
2.	Arun Sekhar Aran
3.	Konark Trust
4.	Orbitech Employees Welfare Trust
5.	Amit Goela

SCHEDULE IIIA

ELIGIBLE OTHER SELLERS

S.No.	Name of Other Sellers
1.	Arun Sekhar Aran
2.	Orbitech Employees Welfare Trust